[THE GALAXY VIP FUND LOGO]

[PHOTO]

GALAXY VARIABLE ANNUITY REPORT

ANNUAL
REPORT

FOR THE YEAR ENDED
DECEMBER 31, 1996

  This report relates to the Sub-Accounts of American Skandia Life Assurance Corporation Variable Account E. The underlying mutual fund portfolios in which the Sub-Accounts invest include The Galaxy VIP Fund Money Market, Equity, Asset Allocation and High Quality Bond Portfolios. This report relates to The Galaxy VIP Fund only.

                          CHAIRMAN'S
                        MESSAGE FOR THE
                        GALAXY VIP FUND


                        Dear Variable Annuity Policyholder:

                        Enclosed is your annual report for The Galaxy VIP Fund for the 12 months ended December 31, 1996. The pages that follow include a Market Overview detailing the primary economic and market factors that influenced returns for stocks and bonds during the year. You will also find Portfolio Reviews for each of the funds describing the management strategies used by Fleet Investment Advisors Inc. in this environment.

                        During 1996, continued economic growth and moderate inflation helped stocks enjoy a second year of historically strong returns. After an outstanding year in 1995, returns for bonds were closer to their historical averages in 1996. Stock and bond prices were generally more volatile as investors grew less certain about the direction of the economy. This uncertainty caused volatility in money market instruments as well.

                        Such an investment environment shows why it may be important to keep your portfolio well diversified. Because individual asset classes often respond differently to the same economic conditions, having a wide range of assets can help to smooth out returns over time. Growth oriented investments, like many stocks, may help your portfolio stay ahead of inflation. Debt oriented investments, like bonds may provide a stable income stream.

                        To maintain such diversification after major market changes like those of the past year, you may want to "rebalance" the assets in your portfolio. By replacing assets that have increased in value with assets whose value has decreased or stayed the same, you can maintain your original investment strategy and move closer to your long-term financial goals.

                        We hope you will find the following report helpful as you review your current portfolio. If you have questions about the report's content, or want further information on any of the Galaxy funds, please call the Galaxy Service Center at 800-628-0414.

                        Sincerely,


                        /s/ Dwight E. Vicks, Jr.
                        -----------------------------------
                        Dwight E. Vicks, Jr.
                        Chairman of the Board of Trustees
                        The Galaxy VIP Fund


MUTUAL FUNDS:

- ARE NOT BANK
  DEPOSITS

- ARE NOT FDIC
  INSURED

- ARE NOT OBLIGA-
  TIONS OF FLEET
  BANK

- ARE NOT GUARAN-
  TEED BY FLEET BANK

- ARE SUBJECT TO
  INVESTMENT RISKS
  INCLUDING POSSIBLE
  LOSS OF PRINCIPAL
  AMOUNT INVESTED

MARKET OVERVIEW

FUND PERFORMANCE
AT-A-GLANCE
Average Annual Returns
as of December 31, 1996

[GRAPH]


                                            1 YEAR       3 YEARS     LIFE OF FUND
                                            ------       -------     ------------
GALAXY VIP MONEY MARKET FUND
Inception Date 2/2/93                        4.91%         4.72%         4.32%

GALAXY VIP EQUITY FUND
Inception Date 1/11/93                      21.49%        16.80%        13.61%

GALAXY VIP ASSET ALLOCATION FUND
Inception Date 2/6/93                       14.64%        13.32%        11.58%

GALAXY VIP HIGH QUALITY BOND FUND
Inception Date 1/21/93                       1.57%         5.60%         5.80%


MARKET OVERVIEW
By Fleet Investment Advisors Inc.

In the past year moderate economic growth and inflation kept interest rates relatively low. This, plus steady gains in corporate profits, brought unprecedented flows of cash into equity mutual funds. Meanwhile, company mergers and stock repurchase plans significantly reduced share supplies.

    The result was a second year of significant stock market gains. With a total return of 22.96% for 1996, the S&P 500 Index enjoyed a two-year gain of more than 65% -- its best performance in nearly four decades. Bond returns were generally more modest. Although bond prices fluctuated greatly with conflicting signals for the economy, they stayed in a narrow range for most of the year. With little price appreciation, the Lehman Brothers Government/Corporate Bond Index had a total return of 2.9%.

    Throughout 1996 we enhanced returns for The Galaxy VIP Funds by adjusting their portfolios for changing market conditions. As stock prices moved higher, and investors "rotated" among market sectors, we traded investments in The Galaxy VIP equity portfolios that had performed well for those with more room to advance. As bond prices rose and fell, we changed the maturity structure and asset mix of The Galaxy VIP fixed-income portfolios in an effort to optimize yield and price performance.

WATCHING THE ECONOMY AND INFLATION

When 1996 began, the economy was growing slowly -- causing the Federal Reserve to cut short-term interest rates by 25 basis points in January. Soon thereafter, stronger economic growth and failure in balancing the federal budget made investors worry that inflation and interest rates would soon rise. After rallying strongly in 1995, bond prices began to slide.

    With inflation still in check, and corporate profits still solid, stronger economic growth pushed stock prices higher. While cash flowed into stock funds from retirement savings plans, an increase in mergers and acquisitions combined with company share repurchase programs reduced stock supplies and boosted stock prices even further. Eventually, however, investors began to worry about future growth and inflation, which increased market volatility. As investors searched for stocks that could perform well under different economic forecasts, individual market sectors quickly fell in and out of favor.

    Although market nervousness caused stocks to correct in July, the decline was minimal and short-lived. With signs that economic growth was slowing but likely to continue, stock prices rebounded rapidly and advanced to further highs. As slower growth and moderate inflation eased fears of rising interest rates, bond prices advanced, too. After starting 1996 at 5.9%, the yield for 30-year Treasury bonds climbed to a mid-year high of 7.2%, then eased to 6.64% by year's end.

MARKET OVERVIEW

[GRAPH]

PERFORMANCE
AT-A-GLANCE
Average Annual Returns
as of December 31, 1996
Variable Account E
Inception 1/8/93


                                            1 YEAR       3 YEAR    LIFE OF ACCOUNT
                                            ------       ------    ---------------
GALAXY VIP MONEY MARKET FUND                 4.33%         4.32%         3.95%

GALAXY VIP EQUITY FUND                      20.82%        18.91%        12.98%

GALAXY VIP ASSET ALLOCATION FUND            14.02%        14.39%        10.96%

GALAXY VIP HIGH QUALITY BOND FUND            1.01%         5.27%         5.62%


These results reflect the experience of the sub-accounts of Variable Account E of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly will be different from the performance of the corresponding Galaxy VIP Fund. The Variable Account E sub-accounts purchase shares of The Galaxy VIP Fund. The sub-accounts are GAL Money Market, GAL Equity, GAL High Quality Bond, and GAL Asset Allocation. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Administrator and the Advisor are presently waiving fees for the Galaxy VIP Money Market Fund and Galaxy VIP High Quality Bond Fund. Without such waivers, performance would be lower. An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

ADAPTING TO CHANGE

During the past 12 months, we tried to maximize returns for The Galaxy VIP Funds by anticipating opportunities that changing market conditions might bring. When the economy was strengthening, we emphasized stocks from "cyclical" sectors whose prices tend to be more sensitive to economic conditions. After these issues had gained, and economic growth began to slow, we traded certain cyclical shares for stocks in leading companies with proven earnings. Because interest rates were relatively low, we also made large investments in financial firms. With a bright outlook for technology companies, we invested heavily there, too.

    In the fixed-income portfolios, we gave greater weight to shorter-term issues when interest rates were low and likely to rise. We then added longer-term issues when rates were high and likely to fall. Throughout the year we watched for changes in the spreads between yields of different securities to find investments with good relative value. This led us to add shorter-term corporate debt and asset-backed securities of high quality, as well as mortgage-backed securities issued by U.S. government agencies.

INVESTING FOR SLOWER GROWTH

Although there may occasionally be signs that economic growth is strengthening in coming months, Fleet Investment Advisors believes that the gross domestic product -- a measure of U.S. goods and services -- will improve by just over 2% in 1997. At that rate, inflation should remain about 3% and yields for long-term Treasuries should stay between 6% and 7%.

Under these conditions, bond prices should stabilize. Because most of the returns from bonds would then come from coupon income, we expect to maintain a relatively neutral maturity structure for fixed-income portfolios of The Galaxy VIP Funds and maximize yield where we can. As always, we will keep the portfolios well-diversified in terms of maturities and asset mix.

    Although moderate inflation and low interest rates would support further gains for stocks, the high prices of stocks make them vulnerable to correction if slower growth brings disappointments in earnings. For this reason, we expect to keep the equity portfolios of The Galaxy VIP Funds focused on leading companies with strong earnings potential. In addition, we will maintain the strong cash positions we've built in these portfolios. As long as the economy keeps growing, we think a correction could provide many new opportunities to put this cash to work.

PORTFOLIO REVIEWS

[PHOTO OF Karen Arneil and Thomas DeMarco]

GALAXY VIP MONEY MARKET FUND

[PIE CHART]


Distribution of Total Net Assets
as of December 31, 1996

Commercial Paper & Net Other Assets & Liabilities          14%

U.S.Agency Obligations                                     86%





GALAXY VIP MONEY MARKET FUND
Investment Managers
Karen Arneil and Thomas DeMarco

The Galaxy VIP Money Market Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. Money market yields ended 1996 just slightly higher than they were at the start of the year. In the interim, however, short-term yields fluctuated. With changing views on the economy and inflation, expectations for higher interest rates ebbed and flowed. By taking advantage of changes in yield spreads for different money market instruments during this time, we helped the Galaxy VIP Money Market Fund make the most of such volatility. For the 12 months ended December 31, 1996, the Fund had a total return of 4.91%.

INVESTMENT STRATEGY

When the year began, money market yields were falling--as investors waited for the Federal Reserve to stimulate the economy by cutting interest rates. To lock in higher yields for more time, we made a slight extension in the average days-to-maturity for the Fund's investments. However, the Fund's average maturity remained short relative to most other money market funds with similar investment objectives.

    This shorter average maturity helped us invest more quickly in higher-yielding instruments as money market yields rose in the months that followed. When inflation fears subsided near the end of the year, and money market yields became more stable, we gave a little more attention to issues with longer maturities.

    We further enhanced the Fund's return by monitoring changes in the spreads of yields for different money market instruments.This helped us find investments representing special value in the current market environment. Although we invested heavily in issues of U.S. government agencies, which gave the Fund strong liquidity, we selectively purchased commercial paper as we found yields that were particularly attractive. We continued to maintain a diversified mix of assets and maturity dates. This served the Fund well in a changing market environment.

    At the end of December 1996, the Galaxy VIP Money Market Fund had an average maturity of 27 days, an SEC 7-day effective yield of 4.87% and an SEC 30-day effective yield of 4.79%.

LOOKING AHEAD

If moderate economic growth keeps inflation at bay, as we expect, interest rates and money market yields should remain relatively stable in the months to come. From time to time there may be spurts of economic growth, however, that renew inflation fears and send money market yields higher. To make the most of such upticks, we expect to keep the Fund's average days-to-maturity on the shorter side.

    As before, we will look for opportunities to invest in instruments that offer special value. We will also keep the Fund's assets well-diversified, with an emphasis on high-quality investments with strong liquidity.

Karen Arneil and Tom DeMarco have managed the Galaxy VIP Money Market Fund since September 1996. They have managed money market investments since 1993. Prior to September 1996, the Fund was managed by Pat Galuska.



GALAXY VIP MONEY MARKET FUND
7-Day Average Yields

                LABEL           A
      -----------------------------------
      LABEL                 GALAXY-RETAIL
      -----------------------------------
        1      12/31/95         4.74
        2       1/31/96         5.01
        3       2/28/96         4.82
        4       3/31/96          4.8
        5       4/30/96         4.83
        6       5/30/96         4.73
        7       6/30/96          4.8
        8       7/31/96         4.79
        9       8/31/96         4.83
       10       9/30/96         4.73
       11      10/31/96         4.69
       12      11/30/96          4.7
       13      12/31/96         4.76


An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO REVIEWS

[PHOTO OF Harold A. Mackinney]

GALAXY VIP EQUITY FUND

[PIE CHART]

Distribution of Total Net Assets
as of December 31, 1996
U.S. Government and Agency Obligations
& Net Other Assets & Liabilities                         22%

Basic Materials                                           4%

Consumer Staples                                         19%

Energy                                                    5%

Capital Goods                                            10%

Consumer Cyclicals                                        8%

Finance                                                  10%

Technology                                               19%

Transportation                                            3%





GALAXY VIP & EQUITY FUND
Investment Manager
Harold A. Mackinney

The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that Fleet Investment Advisors believes have the potential for above-average earnings.

    The Fund performed well as stocks rallied over the past year. For most of 1996, investors moved from one industry sector to another looking for attractively priced issues that could perform well under prevailing forecasts for the economy. By emphasizing a portfolio of value and diversification during this time, we helped the Fund make the most of such "rotation."

    For the 12 months ended December 31, 1996, the Fund had a total return of 21.49%. That compares with returns of 22.96% for the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") and 19.24% for the average growth fund tracked by Lipper Analytical Services.

ATTRACTIVE OPPORTUNITIES

Before 1996 began, we'd added to "cyclical" stocks that tend to do well when the economy improves. These issues earned good returns as the economy strengthened in the first quarter of the year. Although there were disappointing performances from the Fund's banking and technology stocks, we felt the long-term future of these sectors remained bright. As prices grew more attractive, we increased the Fund's investments there.

    For the rest of the year, the Fund's technology stocks earned solid returns. Positions in consumer goods firms also did well, as continued economic growth improved consumer spending. In the third and fourth quarters, signs of slower growth favored consumer staples firms -- where the Fund had a sizable weighting. Late in the year there were also strong performances from selected energy and financial issues.

    Because rising stock prices made the market vulnerable to a correction for much of the year, we kept cash reserves at 15% to 20%. This let us make the most of new investment opportunities that occurred as prices retreated from time to time. In addition to technology and banking issues, we found attractive values in consumer staples, financial and retail stocks.

LOOKING AHEAD

We expect to maintain strong cash reserves into 1997. If economic growth and inflation remain moderate, interest rates and bond yields should stabilize -- which would benefit stocks. Because slower economic growth may weaken corporate earnings, however, there remains the possibility of a stock price correction that could bring additional opportunities down the road.

    As before, we will continue to look for issues that offer good value in an expensive market. Now that slower economic growth has dampened interest in cyclical sectors, these issues may soon make attractive investments. Increasingly, however, we believe the selection of individual stocks will be key to Fund returns. As in the past, we expect to focus on stocks of industry leaders with strong potential for earnings growth over time.

Harold A. Mackinney has managed the Galaxy VIP Equity Fund since its inception.



GALAXY VIP EQUITY FUND

Growth of $10,000 investment*

                 LABEL          A              B

               ---------     ------      --------------
  LABEL                        S&P        GALAXY EQUITY
---------      ---------     ------      --------------
  1            Inception     10,000         10,000
  2             12/31/93     11,009         10,450
  3             12/31/94     11,151         10,813
  4             12/31/95     15,336         13,706
  5             12/31/96     20,762         16,595


S&P 500 Index
Galaxy VIP Equity Fund

*Since the Fund's inception on 1/11/93. The Standard & Poor's 500 Composite
 Stock Price Index ("S&P 500 Index") is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

[PHOTO OF Don Jones]

GALAXY VIP ASSET
ALLOCATION FUND

[PIE CHART]

Distribution of Total Net Assets
as of December 31, 1996
Corporate Notes and Bonds,
Mortgage-Backed Securities and
Asset-Backed Securities                                  15%

Net Other Assets & Liabilities                            1%

Common Stocks                                            52%

U.S. Government and Agency Obligations                   32%



GALAXY VIP ASSET ALLOCATION FUND
Investment Manager
Don Jones

The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than that for popular stock market averages and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond and short-term obligations.

    As stock prices rose in the past year, we traded equities that performed well for those with greater potential. This boosted Fund gains as investors "rotated" among market sectors. We enhanced returns from income investments during this time by seizing opportunities for higher yields and capital gains.

    For the 12 months ended December 31, 1996, the Fund had a total return of 14.64%. That compares to 12.86% for the average balanced fund tracked by Lipper Analytical Services and 22.96% for the Standard & Poor's 500 Index.

TAKING ADVANTAGE OF MARKET CHANGES

When 1996 began, the Fund had about 60% of its assets in stocks, 30% in bonds and 10% in cash. After stronger economic growth forced bond prices lower, we increased investments in Treasury securities and U.S. government agency issues. To lock in the higher yields that were available, and boost capital appreciation if yields should fall, we gave greater attention to longer-term issues. On the equity side, we added stocks from basic materials, consumer cyclical, consumer staples and technology firms.

    Concerned about further interest rate increases at mid-year, we took profits in some utilities' stocks and traded longer-term bonds for shorter-term issues. Many of these purchases were high-quality corporate, mortgage-backed, and asset-backed securities that offered good yields without extra price risk. To maintain these yields and provide greater price stability, we increased attention to securities that could not be called before they matured.

    Anticipating a bond rally in the third quarter of the year, we increased the Fund's fixed-income allocation by purchasing additional corporate and mortgage-backed securities. At the same time, we took profits in certain technology and consumer staples stocks and added shares of consumer cyclical, energy and basic materials firms. Because stock prices had advanced sharply, and were vulnerable to a correction, we increased the Fund's cash reserves to nearly 20%.

    We increased the Fund's fixed-income weighting further in the fourth quarter and traded more Treasury issues for asset-backed securities. In addition, we sold consumer staples, and technology stocks that had met our price targets and bought shares of a real estate investment trust.

PREPARING FOR SLOWER GROWTH

If slower economic growth keeps interest rates and inflation stable, as we expect, the Galaxy VIP Asset Allocation Fund should benefit from its greater focus on fixed-income investments and higher yields. If slower growth curbs corporate earnings, making stock prices more volatile, the Fund should benefit from its emphasis on firms with good earnings reliability. With strong cash reserves held in short-term government obligations, we should also be able to make the most of investment opportunities that fluctuating stock prices might bring.

Don Jones has managed the Galaxy VIP Asset Allocation Fund since its inception. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.



GALAXY VIP ASSET ALLOCATION FUND
Growth of $10,000 investment*

[CHART]

                                                               12/31/96
                                                               --------
S&P 500 Index                                                  $20,558
Galaxy VIP Asset Allocation Fund                               $15,328

*Since the Fund's inception on 2/6/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

[PHOTO OF Marie Schofield]

GALAXY VIP HIGH QUALITY BOND FUND

[PIE CHART]

Distribution of Total Net Assets
as of December 31, 1996
Net Other Assets & Liabilities                                   1%

Asset-Backed Securities and Mortgage-Backed Securities          14%

U.S. Government and Agency Obligations                          54%

Corporate Notes & Bonds                                         31%


GALAXY VIP HIGH QUALITY BOND FUND
Investment Manager
Marie Schofield

The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with the prudent risk of capital. The Fund invests primarily in U.S. government securities and high-quality corporate issues rated in the two highest rating categories by Moody's or Standard & Poor's.

    In the volatile interest rate environment of the past year, prices for longer-term issues changed more than the prices of shorter-term issues. By using defensive maturity strategies when interest rates were low and rising, and extending maturities when rates were near the high end of their range, we sought to position the Fund for optimal yield and price performance. As part of this "active duration discipline," we lengthened the average maturity and duration of the Fund when real (inflation-adjusted) yields for longer-term bonds were around 7%. When yields were less attractive, we generally had a neutral to shorter maturity structure.

    For the 12 months ended December 31, 1996, the Fund had a total return of 1.57%. That compares to 2.90% for the Lehman Brothers Government/Corporate Bond Index. On December 31, 1996 the 30 Day SEC yield of the Fund was 4.79%.

ACTIVE DURATION DISCIPLINE AT WORK

When accelerating economic growth raised interest rates in the first quarter of 1996, we replaced longer-term securities with short-term issues of high quality to minimize the impact of falling bond prices. We defended the portfolio further in the second quarter by reducing intermediate-term issues and spreading maturities more evenly across the yield curve. Our purchases of shorter-term issues included asset-backed securities and corporate debt with top credit ratings and attractive yields. We also bought U.S. government mortgage-backed securities, which gave the Fund incremental yield and stable cash flows.

    In the third quarter, we reduced investments in longer-term corporates, as they began to underperform government issues. With long-term yields near 7%, we lengthened the Fund's maturity structure slightly by purchasing longer-term Treasury bonds. As rates fell toward 6.75% in the fourth quarter of the year, we took gains in longer-term Treasuries and took a more neutral maturity position. As the year ended, we adopted a more defensive posture as yields trended below 6.5%

WATCHING FUTURE YIELDS

We expect to use similar strategies in 1997. If economic growth and inflation are moderate, and interest rates are relatively stable, the Fund should enjoy good returns from quality investments with added yields -- such as mortgage-backed and asset-backed securities. By emphasizing issues with slightly shorter maturities, we hope to protect the Fund from occasional upticks in interest rates that unexpected economic strength might cause.

    If rates do rise, creating the potential for additional appreciation, we may increase investments in longer-term issues according to our active duration discipline. As always, we will monitor the spreads between yields in different market sectors in our efforts to find investments with the best relative value.

Marie Schofield became manager of the Galaxy VIP High Quality Bond Fund in March of 1996. She has managed fixed-income assets since 1975. The fund was managed by Mary McGoldrick prior to 1996.


GALAXY VIP HIGH QUALITY BOND FUND
Growth of $10,000 investment*

                                                               12/31/96
                                                               --------
Lehman Brothers Government/Corporate Bond Index                $12,443
Galaxy VIP High Quality Bond Fund                              $12,487

*Since the Fund's inception on 1/21/93. The Lehman Brothers
 Government/Corporate Bond Index is an unmanaged index of U.S. Treasury obligations and the debt of U.S. Government agencies as well as all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Results for the Lehman Brothers Government/Corporate Bond Index do not reflect the expenses and investment management fees incurred by the Fund.

                                GALAXY VIP FUND
                                  INFORMATION


 THE GALAXY VIP FUND

       TRUSTEES
     AND OFFICERS
 Dwight E. Vicks, Jr.
 Chairman and Trustee

   John T. O'Neill
 President, Treasurer
     and Trustee

  Louis DeThomasis,
    F.S.C., Ph.D.
       Trustee

   Donald B. Miller
       Trustee

    James M. Seed
       Trustee

 Bradford S. Wellman
       Trustee

       W. Bruce
 McConnel, III, Esq.
      Secretary

     Neil Forrest
   Vice President &
  Assistant Treasurer



  INVESTMENT ADVISER
   Fleet Investment
     Advisors Inc.
    75 State Street
 Boston, Massachusetts
       02109-1810



       DISTRIBUTOR
      440 Financial
    Distributors, Inc
   4400 Computer Drive
      Westborough,
Massachusetts 01581-5108



     ADMINISTRATOR
  First Data Investor
  Services Group, Inc.
  4400 Computer Drive
      Westborough,
Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund and for American Skandia Life Assurance Corporation Variable Account E, which contain more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectuses carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.


                                 [RECYCLE LOGO]

                     This report was printed on recycled paper.

                           VIP MONEY MARKET FUND
           THE GALAXY      PORTFOLIO OF INVESTMENTS
            VIP FUND       DECEMBER 31, 1996

                                                                   VALUE
   PAR VALUE                                                      (NOTE 2)
  ----------                                                      --------

U.S. AGENCY OBLIGATIONS - 85.65%

                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION (A) - 52.20%

$    2,532,000    6.50%, 01/02/97 ............................  $  2,531,543
     1,000,000    5.22%, 01/03/97 ............................       999,710
     1,000,000    5.38%, 01/17/97 ............................       997,556
     2,000,000    5.42%, 01/22/97 ............................     1,993,677
     2,000,000    5.37%, 02/24/97 ............................     1,983,890
                                                                ------------
                                                                   8,506,376
                                                                ------------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION (A) - 22.71%

     1,200,000    5.30%, 01/10/97 ............................     1,198,409
     1,000,000    5.25%, 02/13/97 ............................       993,729
     1,000,000    5.22%, 02/19/97 ............................       992,895
       520,000    5.21%, 02/20/97 ............................       516,237
                                                                ------------
                                                                   3,701,270
                                                                ------------

                  FEDERAL HOME LOAN BANK (A) - 6.14%

     1,000,000    5.21%, 01/03/97 ............................       999,711
                                                                ------------

                  FEDERAL FARM CREDIT BANK - 4.60%

       750,000    5.66%, 02/03/97 ............................       750,000
                                                                ------------

                  TOTAL U.S. AGENCY OBLIGATIONS ..............    13,957,357
                                                                ------------
                  (Cost $13,957,357)

COMMERCIAL PAPER (A) - 14.38%

$      500,000    AIG Funding, Inc.
                  5.32%, 01/15/97 ............................  $    498,966
       305,000    American Information Technologies Corp.
                  5.30%, 02/04/97 ............................       303,473
       350,000    Disney (Walt) Co.
                  5.35%, 04/18/97 ............................       344,435
       500,000    General Electric Capital Corp.
                  5.30%, 01/13/97 ............................       499,117
       273,000    National Rural Utilities
                  Cooperative Finance Corp.
                  5.55%, 02/25/97 ............................       270,685
       430,000    USAA Capital Corp.
                  5.28%, 02/25/97 ............................       426,531
                                                                ------------
                                                                   2,343,207
                                                                ------------

                  TOTAL COMMERCIAL PAPER .....................     2,343,207
                                                                ------------
                  (Cost $2,343,207)

TOTAL INVESTMENTS - 100.03% ..................................    16,300,564
(Cost $16,300,564)                                              ------------

NET OTHER ASSETS AND LIABILITIES - (0.03)% ...................        (5,273)
                                                                ------------
NET ASSETS - 100.00% .........................................  $ 16,295,291
                                                                ============

-----------------------------------------------
(A)  Annualized yields at time of purchase.

                       See Notes to Financial Statements.

                               VIP EQUITY FUND
                THE GALAXY     PORTFOLIO OF INVESTMENTS
                VIP FUND       DECEMBER 31, 1996

                                                                    VALUE
    SHARES                                                         (NOTE 2)
    ------                                                         --------

COMMON STOCKS - 78.32%

                  CONSUMER STAPLES - 18.81%

        12,000    Anheuser-Busch Cos., Inc. .................... $    480,000
         6,000    Bristol-Myers Squibb Co. .....................      652,500
        14,000    Gillette Co. .................................    1,088,500
        18,000    Johnson & Johnson ............................      895,500
        23,000    McDonald's Corp. .............................    1,040,750
        12,000    Merck & Co., Inc. ............................      950,999
        34,000    PepsiCo, Inc. ................................      994,500
        10,000    Pfizer, Inc. .................................      828,750
         7,000    Procter & Gamble Co. .........................      752,500
        15,000    Sara Lee Corp. ...............................      558,750
        14,000    Sysco Corp. ..................................      456,750
                                                                 ------------
                                                                    8,699,499
                                                                 ------------

                  TECHNOLOGY - 18.55%

        16,000    AMP, Inc. ....................................      614,000
        17,000    Applied Materials, Inc.*  ....................      610,938
        20,000    Automatic Data Processing, Inc. ..............      857,500
        16,000    Corning, Inc. ................................      740,000
         7,000    Dow Chemical Co. .............................      548,625
        18,000    Hewlett-Packard Co. ..........................      904,500
        17,000    Intel Corp. ..................................    2,225,938
        14,000    Microsoft Corp.* .............................    1,156,750
        15,000    Motorola, Inc. ...............................      920,625
                                                                 ------------
                                                                    8,578,876
                                                                 ------------

                  FINANCE - 10.38%

         9,000    American International Group, Inc. ...........      974,250
        18,000    Barnett Banks, Inc. ..........................      740,250
         8,000    Crestar Financial Corp. ......................      595,000
        28,000    Federal National Mortgage Association ........    1,043,000
        35,000    Hibernia Corp., Class A ......................      463,750
        20,000    SunTrust Banks, Inc. .........................      985,000
                                                                 ------------
                                                                    4,801,250
                                                                 ------------

                  CAPITAL GOODS - 10.14%

        10,000    Boeing Co. ...................................    1,063,750
        13,000    Caterpillar, Inc. ............................      978,250
        25,000    Deere & Co. ..................................    1,015,625
         9,000    General Electric Co. .........................      889,875
        18,000    Thermo Electron Corp. ........................      742,500
                                                                 ------------
                                                                    4,690,000
                                                                 ------------

                  CONSUMER CYCLICALS - 7.85%

        10,000    Armstrong World Industries, Inc. .............      695,000
        21,000    Dayton-Hudson Corp. ..........................      824,250
         9,000    Disney (Walt) Co. ............................      626,625
        14,000    Home Depot, Inc. .............................      701,750
        14,000    Sherwin-Williams Co. .........................      784,000
                                                                 ------------
                                                                    3,631,625
                                                                 ------------

                  ENERGY - 5.52%

         4,000    Atlantic Richfield Co. ....................... $    530,000
         7,000    Exxon Corp. ..................................      686,000
        12,000    Halliburton Co. ..............................      723,000
         5,000    Mobil Corp. ..................................      611,250
                                                                 ------------
                                                                    2,550,250
                                                                 ------------

                  BASIC MATERIALS - 3.92%

         9,000    Air Products & Chemicals, Inc. ...............      622,125
        11,000    Consolidated Papers, Inc. ....................      540,375
         9,000    Georgia-Pacific Corp. ........................      648,000
                                                                 ------------
                                                                    1,810,500
                                                                 ------------

                  TRANSPORTATION - 3.15%

         6,000    AMR Corp.* ...................................      528,750
        14,000    Ford Motor Co. ...............................      446,250
         8,000    Union Pacific Corp. ..........................      481,000
                                                                 ------------
                                                                    1,456,000
                                                                 ------------

                  TOTAL COMMON STOCKS ..........................   36,218,000
                                                                 ------------
                  (Cost $23,019,287)


     PAR VALUE
     ---------
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS (A) - 21.62%

                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION - 15.21%

$    7,035,000    6.50%, 01/02/97 ..............................    7,033,730
                                                                 ------------

                  U.S. TREASURY BILLS - 6.41%

     1,000,000    5.29%, 02/06/97 ..............................      994,830
     2,000,000    5.00%, 04/24/97 ..............................    1,967,952
                                                                 ------------
                                                                    2,962,782
                                                                 ------------
                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS .......................    9,996,512
                                                                 ------------
                  (Cost $9,997,074)

TOTAL INVESTMENTS - 99.94% .....................................   46,214,512
                                                                 ------------
(Cost $33,016,361)

NET OTHER ASSETS AND LIABILITIES - 0.06% .......................       27,339
                                                                 ------------
NET ASSETS - 100.00% ........................................... $ 46,241,851
                                                                 ============

  *   Non income producing security.
(A)  Annualized yields at time of purchase.

                       See Notes to Financial Statements.

                              VIP ASSET ALLOCATION
              THE GALAXY      PORTFOLIO OF INVESTMENTS
              VIP FUND        DECEMBER 31, 1996

                                                                      VALUE
    SHARES                                                           (NOTE 2)
    ------                                                           --------

COMMON STOCKS - 52.13%

                  CONSUMER STAPLES - 15.12%

         2,500    American Home Products Corp. .................... $  146,562
         2,000    Coca-Cola Co. ...................................    105,250
         4,000    Coca-Cola Enterprises, Inc. .....................    194,000
         4,000    CPC International, Inc. .........................    310,000
         5,500    Gillette Co. ....................................    427,625
         5,000    Johnson & Johnson ...............................    248,750
         3,000    Lilly (Eli) & Co. ...............................    219,000
         9,000    McDonald's Corp. ................................    407,250
         5,000    Merck & Co., Inc. ...............................    396,250
         4,000    Nike, Inc., Class B .............................    239,000
        12,000    PepsiCo, Inc. ...................................    351,000
         4,000    Pfizer, Inc. ....................................    331,500
         2,500    Procter & Gamble Co. ............................    268,750
                                                                    ----------
                                                                     3,644,937
                                                                    ----------

                  TECHNOLOGY - 8.75%

         5,000    American Telephone & Telegraph Corp. ............    217,500
         8,000    Automatic Data Processing, Inc. .................    343,000
         4,500    Cisco Systems, Inc.* ............................    286,313
         5,000    Corning, Inc. ...................................    231,250
         6,000    Hewlett-Packard Co. .............................    301,500
         3,000    Intel Corp. .....................................    392,813
         1,620    Lucent Technologies, Inc. .......................     74,925
         5,000    Xerox Corp. .....................................    263,125
                                                                    ----------
                                                                     2,110,426
                                                                    ----------

                  FINANCE - 7.96%

         3,000    American International Group, Inc. ..............    324,750
         3,500    Banc One Corp. ..................................    150,500
         4,000    Barnett Banks, Inc. .............................    164,500
         4,000    Beacon Properties Corp., REIT ...................    146,500
         2,000    Citicorp ........................................    206,000
         2,000    Crestar Financial Corp. .........................    148,750
        10,000    Federal National Mortgage Association ...........    372,500
        10,000    Hibernia Corp., Class A .........................    132,500
         2,625    Old Kent Financial Corp. ........................    125,344
         3,000    SunTrust Banks, Inc. ............................    147,750
                                                                    ----------
                                                                     1,919,094
                                                                    ----------

                  CAPITAL GOODS - 5.96%

         4,000    Boeing Co. ......................................    425,500
         6,000    Deere & Co. .....................................    243,750
         4,000    General Electric Co. ............................    395,500
         9,000    Thermo Electron Corp. ...........................    371,250
                                                                    ----------
                                                                     1,436,000
                                                                    ----------

                  ENERGY - 4.80%

         2,000    Amoco Corp. .....................................    161,000
         1,500    Exxon Corp. .....................................    147,000
         6,000    Halliburton Co. .................................    361,500
         4,000    Mobil Corp. .....................................    489,000
                                                                    ----------
                                                                     1,158,500
                                                                    ----------

                  CONSUMER CYCLICALS - 3.05%

         8,000    Home Depot, Inc. ................................ $  401,000
         6,000    Sherwin-Williams Co. ............................    336,000
                                                                    ----------
                                                                       737,000
                                                                    ----------

                  TRANSPORTATION - 2.32%

        10,000    Ford Motor Co. ..................................    318,750
         4,000    Union Pacific Corp. .............................    240,500
                                                                    ----------
                                                                       559,250
                                                                    ----------

                  BASIC MATERIALS - 2.30%

         2,000    Minnesota Mining & Manufacturing Co. ............    165,750
        10,000    Monsanto Co. ....................................    388,750
                                                                    ----------
                                                                       554,500
                                                                    ----------

                  UTILITIES - 1.87%

         1,500    Ameritech Corp. .................................     90,937
         3,000    SBC Communications, Inc. ........................    155,250
         4,000    Sonat, Inc. .....................................    206,000
                                                                    ----------
                                                                       452,187
                                                                    ----------

                  TOTAL COMMON STOCKS ............................. 12,571,894
                                                                    ----------
                  (Cost $8,934,897)

     PAR VALUE
     ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 32.32%

                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION (A) - 15.23%

$    3,673,000    6.50%, 01/02/97 .................................  3,672,337
                                                                    ----------

                  U.S. TREASURY BONDS - 7.41%

       500,000    7.50%, 11/15/16 .................................    541,790
       250,000    8.00%, 11/15/21 .................................    287,047
       250,000    7.25%, 08/15/22 .................................    264,792
       250,000    7.63%, 11/15/22 .................................    276,230
       400,000    7.13%, 02/15/23 .................................    417,748
                                                                    ----------
                                                                     1,787,607
                                                                    ----------

                  U.S. TREASURY NOTES - 4.21%

       100,000    5.88%, 10/31/98 .................................    100,033
       100,000    6.00%, 08/15/99 .................................    100,015
       100,000    6.88%, 08/31/99 .................................    102,138
       300,000    6.25%, 05/31/00 .................................    301,437
       150,000    5.63%, 02/28/01 .................................    147,082
       250,000    7.50%, 05/15/02 .................................    264,507
                                                                    ----------
                                                                     1,015,212
                                                                    ----------

                       See Notes to Financial Statements.

                              VIP ASSET ALLOCATION
              THE GALAXY      PORTFOLIO OF INVESTMENTS (Continued)
              VIP FUND        DECEMBER 31, 1996

                                                                     VALUE
  PAR VALUE                                                         (NOTE 2)
  ---------                                                         --------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 2.60%
$      100,000    6.40%, 03/25/03 ................................ $    97,488
       150,000    6.31%, 08/25/03, MTN ...........................     146,026
       200,000    6.49%, 01/19/06, MTN ...........................     192,978
       100,000    8.18%, 04/15/24, MTN ...........................     100,845
        95,339    6.50%, 10/01/25 ................................      91,019
                                                                   -----------
                                                                       628,356
                                                                   -----------

                  FEDERAL HOME LOAN BANK - 1.43%

       100,000    6.41%, 12/29/03 ................................      97,532
       250,000    7.00%, 11/21/05 ................................     246,250
                                                                   -----------
                                                                       343,782
                                                                   -----------

                  FEDERAL FARM CREDIT BANK - 1.03%

       250,000    6.40%, 12/11/00, MTN ...........................     247,765
                                                                   -----------

                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 0.41%

        93,139    9.00%, 12/15/17 ................................      98,494
                                                                   -----------

                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS .........................   7,793,553
                                                                   -----------
                  (Cost $7,778,806)

CORPORATE NOTES AND BONDS - 14.18%

                  FINANCE - 5.82%

       155,000    American General Finance Corp., SN
                  8.25%, 01/15/98 ................................     158,487
       100,000    Aristar, Inc., SN
                  6.75%, 05/15/99 ................................     101,000
       100,000    Associates Corp. of North America, MTN
                  6.00%, 03/15/99 ................................      99,750
       100,000    CIT Group Holdings, Inc., MTN
                  5.88%, 11/09/98 ................................      99,625
       100,000    Caterpillar Financial Services Corp., MTN
                  6.87%, 11/30/99 ................................     101,375
       100,000    Crown Cork & Seal Finance
                  Guaranteed : Crown Cork & Seal Co., Inc.
                  7.00%, 12/15/06 ................................      99,125
       250,000    Ford Motor Credit Co.
                  6.38%, 12/15/05 ................................     239,375
       100,000    General Motors Acceptance Corp., MTN
                  6.35%, 06/18/98 ................................     100,375
       100,000    International Lease Finance Corp.
                  8.13%, 01/15/98 ................................     102,125
       100,000    Pitney Bowes Credit Corp., Series C, MTN
                  6.54%, 07/15/99 ................................     100,750
       100,000    Sears Roebuck Acceptance Corp. Series II, MTN
                  6.38%, 02/16/99 ................................     100,500
       100,000    Transamerica Finance Corp. Subordinated Note
                  6.75%, 01/15/98 ................................     100,625
                                                                   -----------
                                                                     1,403,112
                                                                   -----------

                  BANKING - 2.30%

$      100,000    Bank One Milwaukee, N.A., MTN
                  6.35%, 03/19/01 ................................ $    99,375
       200,000    Citicorp, MTN
                  8.63%, 11/01/04 ................................     208,000
       250,000    Wachovia Bank
                  6.30%, 03/15/01 ................................     247,500
                                                                   -----------
                                                                       554,875
                                                                   -----------

                  UTILITIES - 1.47%

       200,000    Duke Power Co.
                  8.75%, 03/01/21 ................................     208,000
       140,000    Virginia Electric & Power Co. Series B, MTN
                  9.35%, 06/22/98 ................................     146,300
                                                                   -----------
                                                                       354,300
                                                                   -----------

                  PROCESSED FOODS - 1.05%

       250,000    Sysco Corp., SN
                  7.00%, 05/01/06 ................................     253,750
                                                                   -----------

                  INDUSTRIAL - 0.85%

       100,000    Parker Hannifin Corp.
                  7.30%, 05/15/11 ................................     102,125
       100,000    WMX Technologies, Inc.
                  7.13%, 06/15/01 ................................     102,000
                                                                   -----------
                                                                       204,125
                                                                   -----------

                  OIL, GAS AND PETROLEUM - 0.82%

       100,000    Union Oil Co. of California, MTN
                  Guaranteed: Unocal Corp.
                  6.70%, 10/15/07 ................................      96,625
       100,000    Union Pacific Resources Group, Inc.
                  7.00%, 10/15/06 ................................     100,875
                                                                   -----------
                                                                       197,500
                                                                   -----------

                  CONSUMER PRODUCTS - 0.62%

       150,000    PepsiCo, Inc.
                  6.13%, 01/15/98 ................................     150,375
                                                                   -----------

                  MERCHANDISING AND RETAIL - 0.42%

       100,000    May Department Stores Co.
                  7.45%, 10/15/16 ................................     101,250
                                                                   -----------

                  HEALTH CARE - 0.42%

       100,000    Columbia/HCA Healthcare Corp., MTN
                  6.88%, 07/15/01 ................................     101,000
                                                                   -----------

                       See Notes to Financial Statements.

                              VIP ASSET ALLOCATION
             THE GALAXY       PORTFOLIO OF INVESTMENTS (CONTINUED)
             VIP FUND         DECEMBER 31, 1996


                                                                     VALUE
  PAR VALUE                                                         (NOTE 2)
  ---------                                                         --------

                  EQUIPMENT - 0.41%

$      100,000    Xerox Corp., MTN
                  7.20%, 04/01/16 ................................ $   98,875
                                                                   ----------

                  TOTAL CORPORATE NOTES AND BONDS.................  3,419,162
                                                                   ----------
                  (Cost $3,404,941)

ASSET-BACKED SECURITY - 0.42%

       100,000    NationsBank Auto Owner Trust
                  1996-A, Class A3
                  6.38%, 07/15/00 ................................    100,487
                                                                   ----------

                  TOTAL ASSET-BACKED SECURITY.....................    100,487
                                                                   ----------
                  (Cost $99,834)

MORTGAGE-BACKED SECURITY - 0.40%

        98,202    Rural Housing Trust, 1987-1 CMO, Class 1D
                  6.33%, 04/01/26 ................................     95,579
                                                                   ----------
                  TOTAL MORTGAGE-BACKED SECURITY..................     95,579
                                                                   ----------
                  (Cost $95,716)

TOTAL INVESTMENTS - 99.45% ....................................... 23,980,675
                                                                   ----------
(Cost $20,314,194)

NET OTHER ASSETS AND LIABILITIES - 0.55% .........................    133,444
                                                                   ----------
NET ASSETS - 100.00%                                              $24,114,119
                                                                  ===========

*     Non income producing security.
(A)   Annualized yield at time of purchase.
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note
REIT  Real Estate Investment Trust
SN    Senior Note

                       See Notes to Financial Statements.

                                   VIP HIGH QUALITY BOND FUND
                   THE GALAXY      PORTFOLIO OF INVESTMENTS
                   VIP FUND        DECEMBER 31, 1996

                                                                     Value
   Par Value                                                        (Note 2)
   ---------                                                        --------

U.S.GOVERNMENT AND AGENCY OBLIGATIONS - 53.84%

                  U.S. TREASURY BONDS - 22.05%
$      400,000    9.25%, 02/15/16 ............................  $     507,980
       500,000    7.50%, 11/15/16 ............................        541,789
       225,000    7.88%, 02/15/21 ............................        254,617
       200,000    8.13%, 08/15/21 ............................        232,232
       100,000    8.00%, 11/15/21 ............................        114,819
       900,000    7.25%, 08/15/22 ............................        953,252
                                                                -------------
                                                                    2,604,689
                                                                -------------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 11.20%

       825,916    6.50%, 12/01/02 ............................        820,496
       500,000    7.55%, 06/10/04 ............................        503,259
                                                                -------------
                                                                    1,323,755
                                                                -------------

                  U.S. TREASURY NOTES - 11.15%

       250,000    6.00%, 09/30/98 ............................        250,790
       300,000    5.88%, 10/31/98 ............................        300,099
       100,000    6.38%, 05/15/99 ............................        100,917
       100,000    6.63%, 07/31/01 ............................        101,625
       100,000    6.50%, 08/31/01 ............................        101,147
       150,000    6.38%, 08/15/02 ............................        151,144
       300,000    7.00%, 07/15/06 ............................        311,820
                                                                -------------
                                                                    1,317,542
                                                                -------------

                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 4.14%

       469,095    8.00%, 02/15/08 ............................        488,884
                                                                -------------

                  U.S. GOVERNMENT BACKED BONDS - 4.10%

       200,000    State of Israel, Series 7-A.,
                  U.S. Government Guaranteed
                  5.45%, 02/15/01 ............................        192,750
       300,000    Tennessee Valley Authority Power, Series C
                  6.13%, 07/15/03 ............................        291,750
                                                                -------------
                                                                      484,500
                                                                -------------

                  FEDERAL HOME LOAN
                  MORTGAGE CORPORATION (A) - 1.20%

       142,000    6.50%, 01/02/97 ............................        141,974
                                                                -------------

                  TOTAL U.S. GOVERNMENT
                  AND AGENCY OBLIGATIONS .....................      6,361,344
                                                                -------------
                  (Cost $6,264,846)

CORPORATE NOTES AND BONDS - 31.01%

                  FINANCE - 23.35%

       250,000    Associates Corp. of North America, SN
                  5.60%, 01/15/01 ............................        241,563
       500,000    CIT Group Holdings, Inc.,MTN
                  5.88%, 11/09/98 ............................        498,125
       300,000    General Electric Credit Corp., DEB
                  5.50%, 11/01/01 ............................        286,500
       500,000    National Rural Utilities
                  Cooperative Finance Corp.
                  7.30%, 09/15/06 ............................        513,750
       500,000    Norwest Financial, Inc., SN
                  8.50%, 08/15/98 ............................        518,750
       500,000    Paccar Financial Corp., Series H, MTN
                  6.06%, 03/15/99 ............................        498,750
       200,000    Pitney Bowes Credit Corp., Series C, MTN
                  6.54%, 07/15/99 ............................        201,500
                                                                -------------
                                                                    2,758,938
                                                                -------------

                  BANKING - 4.21%

       500,000    Bank One Milwaukee, N.A., MTN
                  6.35%, 03/19/01 ............................        496,875
                                                                -------------

                  CONSUMER STAPLES - 3.45%

       400,000    Coca-Cola Enterprises, Inc.
                  7.00%, 11/15/99 ............................        407,500
                                                                -------------

                  TOTAL CORPORATE NOTES AND BONDS .............     3,663,313
                                                                -------------
                  (Cost $3,662,617)

ASSET-BACKED SECURITIES - 9.72%

       400,000    Chase Manhattan Auto Owner Trust 1996-C, Class A-3
                  5.95%, 11/15/00 ............................        398,875
       500,000    Discover Card Trust, 1993-A, Class A
                  6.25%, 08/16/00 ............................        500,963
       250,000    Sears Credit Account Master Trust II,
                  1996-1, Class A
                  6.20%, 02/16/06 ............................        248,835
                                                                -------------
                                                                    1,148,673
                                                                -------------

                  TOTAL ASSET-BACKED SECURITIES ..............      1,148,673
                                                                -------------
                  (Cost $1,146,667)

MORTGAGE-BACKED SECURITY - 4.05%

       485,023    Rural Housing Trust, 1987-1 CMO, Class 1D
                  6.33%, 04/01/26 ............................        477,899
                                                                -------------

                  TOTAL MORTGAGE-BACKED SECURITY .............        477,899
                                                                -------------
                  (Cost $478,582)

TOTAL INVESTMENTS - 98.62% ...................................     11,651,229
                                                                -------------
(Cost $11,552,712)

NET OTHER ASSETS AND LIABILITIES - 1.38% .....................        162,836
                                                                -------------
NET ASSETS - 100.00% .........................................  $  11,814,065
                                                                =============


---------------------------------------------
(A)   Annualized yield at time of purchase.
DEB   Debenture
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note
SN    Senior Note

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                     MONEY MARKET         EQUITY        ASSET ALLOCATION     HIGH QUALITY
                                                         FUND              FUND               FUND            BOND FUND
                                                     ------------       -----------     ----------------     ------------
ASSETS:
   Investments (Note 2):
     Investments at cost .........................   $16,300,564        $33,016,361        $20,314,194        $11,552,712
     Net unrealized appreciation .................            --         13,198,151          3,666,481             98,517
                                                     -----------        -----------        -----------        -----------
   Total investments at value ....................    16,300,564         46,214,512         23,980,675         11,651,229
   Cash ..........................................            65                151                886              6,160
   Receivable for shares sold ....................         1,606             50,791             39,349                 --
   Interest and dividend receivables .............        17,654             50,485            131,870            174,338
   Receivable from Investment Adviser (Note 3 & 4)           445                 --                122                171
   Deferred organizational expense (Note 2) ......         3,549              3,389              3,585              3,442
                                                     -----------        -----------        -----------        -----------
     Total Assets ................................    16,323,883         46,319,328         24,156,487         11,835,340
                                                     -----------        -----------        -----------        -----------
LIABILITIES:

   Payable for shares repurchased ................         1,218             11,812              1,820              2,615
   Advisory fee payable (Note 3 & 4) .............         2,084             29,188             15,063              1,505
   Payable to FDISG (Note 3 & 4) .................         1,505              4,617              2,602              1,533
   Trustees' fees and expenses payable (Note 3) ..         2,266              2,006              1,734              2,327
   Accrued expenses and other payables ...........        21,519             29,854             21,149             13,295
                                                     -----------        -----------        -----------        -----------
      Total Liabilities ..........................        28,592             77,477             42,368             21,275
                                                     -----------        -----------        -----------        -----------
NET ASSETS .......................................   $16,295,291        $46,241,851        $24,114,119        $11,814,065
                                                     ===========        ===========        ===========        ===========

NET ASSETS CONSIST OF:
   Par value (Note 5) ............................   $    16,295        $     2,969        $     1,804        $     1,182
   Paid-in capital in excess of par value ........    16,278,820         33,346,973         20,266,890         12,082,080
   Undistributed (overdistributed)
     net investment income .......................           284                 --                 --              1,065
   Accumulated net realized gain (loss)
     on investments sold .........................          (108)          (306,242)           178,944           (368,779)
   Net unrealized appreciation of investments ....            --         13,198,151          3,666,481             98,517
                                                     -----------        -----------        -----------        -----------
TOTAL NET ASSETS .................................   $16,295,291        $46,241,851        $24,114,119        $11,814,065
                                                     ===========        ===========        ===========        ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING ........    16,295,115          2,968,723          1,804,021          1,182,359

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding) .............   $      1.00        $     15.58        $     13.37        $      9.99
                                                     ===========        ===========        ===========        ===========

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                              MONEY MARKET          EQUITY       ASSET ALLOCATION    HIGH QUALITY
                                                                  FUND               FUND               FUND           BOND FUND
                                                              ------------       -----------     ----------------    ------------
INVESTMENT INCOME:
   Interest  (Note 2) ..................................       $ 958,940         $   353,848         $  525,234        $ 726,487
   Dividends (Note 2) ..................................              --             572,817            215,918               --
                                                               ---------         -----------         ----------        ---------
     Total investment income ...........................         958,940             926,665            741,152          726,487
                                                               ---------         -----------         ----------        ---------
EXPENSES:
   Investment advisory fees (Note 3) ...................          71,009             284,214            152,669           61,521
   Administration fees (Note 3) ........................          25,067              25,067             25,067           25,067
   Custody fees ........................................          20,744              14,506             18,079           13,336
   Fund accounting fees (Note 3) .......................          25,328              27,205             27,612           28,598
   Legal fees ..........................................          12,742              22,494             11,930            7,564
   Audit fees ..........................................          10,409              10,409             10,409           10,409
   Trustees fees (Note 3) ..............................           1,081               1,423                562              893
   Amortization of organization costs (Note 2) .........           3,257               3,257              3,257            3,257
   Reports to shareholders .............................          10,581              26,760             19,965            3,327
   Insurance fees ......................................             732                 430                431              399
   Miscellaneous .......................................             367               1,687                364              412
                                                               ---------         -----------         ----------        ---------
     Total expenses before reimbursement/waiver ........         181,317             417,452            270,345          154,783
     Less: reimbursement/waiver (Note 4) ...............         (74,857)                 --                 --          (74,751)
                                                               ---------         -----------         ----------        ---------
     Total expenses net of reimbursement/waiver ........         106,460             417,452            270,345           80,032
                                                               ---------         -----------         ----------        ---------
NET INVESTMENT INCOME ..................................         852,480             509,213            470,807          646,455
                                                               ---------         -----------         ----------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on investments sold ........              92             (99,373)         1,139,968         (184,947)
   Net change in unrealized appreciation (depreciation)
   of investments ......................................              --           7,121,725          1,262,456         (225,682)
                                                               ---------         -----------         ----------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS .........................................              92           7,022,352          2,402,424         (410,629)
                                                               ---------         -----------         ----------        ---------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ..............................       $ 852,572         $ 7,531,565         $2,873,231        $ 235,826
                                                               =========         ===========         ==========        =========

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                MONEY MARKET FUND                    EQUITY FUND
                                                           ---------------------------        --------------------------
                                                                   YEARS ENDED                       YEARS ENDED
                                                                   DECEMBER 31,                      DECEMBER 31,
                                                               1996           1995               1996           1995
                                                           ------------    -----------        -----------    -----------
NET ASSETS AT BEGINNING OF PERIOD .......................  $ 17,925,279    $13,276,092        $30,826,249    $19,391,332
                                                           ------------    -----------        -----------    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ................................       852,480        768,088            509,213        390,228
   Net realized gain (loss) on investments sold .........            92            (46)           (99,373)       (17,469)
   Net change in unrealized appreciation
      of investments ....................................            --             --          7,121,725      5,358,237
                                                           ------------    -----------        -----------    -----------
   Net increase in net assets resulting from operations .       852,572        768,042          7,531,565      5,730,996
                                                           ------------    -----------        -----------    -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ................................      (852,480)      (768,088)          (509,213)      (390,222)
   In excess of net investment income ...................            --             --                 --             (6)
   Return of capital ....................................            --             --             (3,254)          (245)
                                                           ------------    -----------        -----------    -----------
         Total Dividends ................................      (852,480)      (768,088)          (512,467)      (390,473)
                                                           ------------    -----------        -----------    -----------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares .....................     9,677,376     11,069,167         10,270,161      7,425,431
   Issued to shareholders in reinvestment of dividends ..       852,480        768,088            512,467        390,473
   Costs of shares repurchased ..........................   (12,159,936)    (7,188,022)        (2,386,124)    (1,721,510)
                                                           ------------    -----------        -----------    -----------
      Net increase (decrease) from share transactions ...    (1,630,080)     4,649,233          8,396,504      6,094,394
                                                           ------------    -----------        -----------    -----------
      Net increase (decrease) in net assets .............    (1,629,988)     4,649,187         15,415,602     11,434,917
                                                           ------------    -----------        -----------    -----------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..........  $ 16,295,291    $17,925,279        $46,241,851    $30,826,249
                                                           ============    ===========        ===========    ===========
(A) Undistributed net investment income .................  $        284    $       284        $        --    $        --
                                                           ============    ===========        ===========    ===========

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold .................................................     9,677,376     11,069,167            728,435        620,539
   Issued to shareholders in reinvestment of dividends ..       852,480        768,088             35,280         31,898
   Repurchased ..........................................   (12,159,936)    (7,188,022)          (167,823)      (143,620)
                                                           ============    ===========        ===========    ===========
      Net increase (decrease) in shares outstanding .....    (1,630,080)     4,649,233            595,892        508,817
                                                           ============    ===========        ===========    ===========

                        See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)

THE GALAXY
 VIP FUND

                                                                 ASSET ALLOCATION FUND               HIGH QUALITY BOND FUND
                                                           ---------------------------------     -------------------------------
                                                                      YEARS ENDED                         YEARS ENDED
                                                                      DECEMBER 31,                        DECEMBER 31,
                                                               1996                 1995             1996              1995
                                                           ------------         ------------     ------------       ------------
NET ASSETS AT BEGINNING OF PERIOD...................       $ 17,245,518         $ 10,571,573     $ 11,066,976       $  8,011,781
                                                           ------------         ------------     ------------       ------------


INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
     Net investment income..........................            470,807              330,141          646,455            545,367
     Net realized gain (loss) on investments sold...          1,139,968              167,752         (184,947)            (6,130)
     Net change in unrealized appreciation..........
     (depreciation) of investments..................          1,262,456            2,731,160         (225,682)         1,313,693
                                                           ------------         ------------     ------------       ------------
     Net increase (decrease) in net assets
         resulting from operations..................          2,873,231            3,229,053          235,826          1,852,930
                                                           ------------         ------------     ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income..........................           (471,186)            (330,141)        (646,455)          (545,367)
     In excess of net investment income.............               (102)              (1,080)             (12)                --
     Net realized gain on investments...............           (933,720)                  --               --                 --
                                                           ------------         ------------     ------------       ------------
              Total Dividends.......................         (1,405,008)            (331,221)        (646,467)          (545,367)
                                                           ------------         ------------     ------------       ------------

SHARE TRANSACTIONS:
     Net proceeds from sale of shares...............          6,863,797            5,412,403        2,301,499          2,630,095
     Issued to shareholders in reinvestment
       of dividends.................................          1,405,008              331,221          646,471            545,367
     Costs of shares repurchased....................         (2,868,427)          (1,967,511)      (1,790,240)        (1,427,830)
                                                           ------------         ------------     ------------       ------------
         Net increase from share transactions.......          5,400,378            3,776,113        1,157,730          1,747,632
                                                           ------------         ------------     ------------       ------------
         Net increase in net assets.................          6,868,601            6,673,945          747,089          3,055,195
                                                           ------------         ------------     ------------       ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)......       $ 24,114,119         $ 17,245,518     $ 11,814,065       $ 11,066,976
                                                           ============         ============     ============       ============



(A) Undistributed
    net investment income...........................       $         --         $        379     $      1,065       $         --
                                                           ============         ============     ============       ============


OTHER INFORMATION:
SHARE TRANSACTIONS:
     Sold...........................................            526,178              469,406          229,617            265,770
     Issued to shareholders in reinvestment
       of dividends.................................            105,729               28,486           64,993             55,441
     Repurchased....................................           (220,448)            (184,289)        (179,711)          (147,001)
                                                           ============         ============     ============       ============

         Net increase in shares outstanding.........            411,459              313,603          114,899            174,210
                                                           ============         ============     ============       ============




                        See Notes to Financial Statements

VIP MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE GALAXY
 VIP FUND

                                                                            YEARS ENDED DECEMBER 31,
                                                                 ---------------------------------------
                                                                  1996       1995       1994       1993(1)
                                                                 ------     ------     ------     ------
Net Asset Value, Beginning of Period........................     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                                 ------     ------     ------     ------
Income from Investment Operations:
   Net investment income (A)................................       0.05       0.05       0.04       0.03
   Net realized and unrealized gain (loss) on investments...         --         --         --         --
                                                                 ------     ------     ------     ------
     Total from Investment Operations.......................       0.05       0.05       0.04       0.03
                                                                 ------     ------     ------     ------

Less Dividends:
   Dividends from net investment income.....................      (0.05)     (0.05)     (0.04)     (0.03)
   Dividends from net realized capital gains................         --         --         --         --
                                                                 ------     ------     ------     ------
     Total Dividends........................................      (0.05)     (0.05)     (0.04)     (0.03)
                                                                 ------     ------     ------     ------

Net increase (decrease) in net asset value..................         --         --         --         --
                                                                 ------     ------     ------     ------
Net Asset Value, End of Period..............................     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                                 ======     ======     ======     ======


Total Return................................................       4.91%      5.38%       3.89%      2.74%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................  $  16,295    $17,925     $13,276    $10,864
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....       4.80%      5.25%       3.85%      3.00%*
   Operating expenses including reimbursement/waiver........       0.60%      0.63%       0.42%      0.13%*
   Operating expenses excluding reimbursement/waiver........       1.02%      1.11%       1.21%      2.00%*

---------------------------------
*   Annualized

**  Not Annualized

(1) The Fund commenced operations on February 2, 1993.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator were as follows:

                                Years Ended December 31,
               ---------------------------------------------------
                1996             1995          1994          1993(1)
               ------           ------        ------        ------
               $ 0.05           $ 0.05        $ 0.03        $ 0.01


                        See Notes to Financial Statements

VIP EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE GALAXY
 VIP FUND

                                                                            YEARS ENDED DECEMBER 31,
                                                               ---------------------------------------------------
                                                                1996            1995          1994           1993(1)
                                                               ------          ------        ------         ------
Net Asset Value, Beginning of Period....................       $12.99          $10.40        $10.25         $10.00
                                                               ------          ------        ------         ------
Income from Investment Operations:
   Net investment income (A)............................         0.19            0.18          0.20           0.16
   Net realized and unrealized gain on investments......         2.59            2.59          0.15           0.25
                                                               ------          ------        ------         ------
     Total from Investment Operations...................         2.78            2.77          0.35           0.41
                                                               ------          ------        ------         ------
Less Dividends:
   Dividends from net investment income.................        (0.19)          (0.18)        (0.20)         (0.16)
   Dividends from net realized capital gains............           --              --            --             --
                                                               ------          ------        ------         ------
     Total Dividends....................................        (0.19)          (0.18)        (0.20)         (0.16)
                                                               ------          ------        ------         ------
Net increase in net asset value.........................         2.59            2.59          0.15           0.25
                                                               ------          ------        ------         ------
Net Asset Value, End of Period..........................       $15.58          $12.99        $10.40         $10.25
                                                               ======          ======        ======         ======

Total Return............................................        21.49%          26.76%         3.47%          4.15%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).......................       $46,242        $30,826       $19,391       $ 12,909

Ratios to average net assets:
   Net investment income including reimbursement/waiver          1.34%           1.55%         2.06%
                                                                                                              2.23%*
   Operating expenses including reimbursement/waiver             1.10%           1.21%         0.71%          0.20%*
   Operating expenses excluding reimbursement/waiver             1.10%           1.24%         1.42%          2.60%*
Portfolio Turnover Rate                                             8%              3%            2%             5%**
Average Commission Rate Paid (B)                               $0.0676            N/A           N/A            N/A

--------------------------------
*   Annualized

**  Not Annualized

(1) The Fund commenced operations on January 11, 1993.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator were as follows:

                                  Years Ended December 31,
                            ---------------------------------
                             1995         1994          1993(1)
                            -----        -----         ------
                            $0.18        $0.13         $(0.02)



(B) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for portfolio transactions for which commissions are charged.

                        See Notes to Financial Statements

THE GALAXY
 VIP FUND

VIP ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               YEARS ENDED DECEMBER 31,
                                                                 --------------------------------------------------------
                                                                  1996              1995            1994           1993(1)
                                                                 -------          -------          -------        -------

Net Asset Value, Beginning of Period..........................   $ 12.38          $  9.80          $ 10.33        $ 10.00
                                                                 -------          -------          -------        -------

Income from Investment Operations:
   Net investment income (A)..................................      0.30             0.28             0.31           0.18
   Net realized and unrealized gain (loss) on investments.....      1.53             2.58            (0.53)          0.35
                                                                 -------          -------          -------        -------
     Total from Investment Operations.........................      1.83             2.86            (0.22)          0.53
                                                                 -------          -------          -------        -------

Less Dividends:
   Dividends from net investment income.......................     (0.30)           (0.28)           (0.31)         (0.18)
   Dividends from net realized capital gains..................     (0.54)              --               --          (0.02)
                                                                 -------          -------          -------        -------
     Total Dividends..........................................     (0.84)           (0.28)           (0.31)         (0.20)
                                                                 -------          -------          -------        -------
Net increase (decrease) in net asset value....................      0.99             2.58            (0.53)          0.33
                                                                 -------          -------          -------        -------
Net Asset Value, End of Period................................   $ 13.37          $ 12.38          $  9.80        $ 10.33
                                                                 =======          =======          =======        =======



Total Return..................................................     14.64%           29.42%           (2.15)%         5.33%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................   $24,114          $17,246          $10,572        $11,800
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......      2.31%            2.54%            3.02%          3.01%*
   Operating expenses including reimbursement/waiver..........      1.33%            1.37%            0.78%          0.26%*
   Operating expenses excluding reimbursement/waiver..........      1.33%            1.54%            1.68%          3.11%*
Portfolio Turnover Rate.......................................        45%              46%              28             10%**
Average Commission Rate Paid (B)..............................   $0.0693              N/A              N/A            N/A


---------------------
*   Annualized

**  Not Annualized

(1) The Fund commenced operations on February 6, 1993.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator were as follows:

                                 Years Ended December 31,
                              -----------------------------
                               1995         1994      1993(1)
                              -----        -----      -----
                              $0.26        $0.22      $0.01



(B) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for portfolio transactions for which commissions are charged.

                        See Notes to Financial Statements

VIP HIGH QUALITY BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE GALAXY
VIP FUND


                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               1996         1995          1994          1993(1)
                                                              ------        -----        ------        ------
Net Asset Value, Beginning of Period......................... $10.37        $8.97        $10.11        $10.00
                                                              ------        -----        ------        ------

Income from Investment Operations:
   Net investment income (A).................................   0.58         0.57          0.56          0.47
   Net realized and unrealized gain (loss) on investments....  (0.38)        1.40         (1.14)         0.12
                                                              ------        -----         -----        ------

     Total from Investment Operations........................   0.20         1.97         (0.58)         0.59
                                                              ------        -----         -----        ------

Less Dividends:
   Dividends from net investment income......................  (0.58)       (0.57)        (0.56)        (0.47)
   Dividends from net realized capital gains.................     --           --            --         (0.01)
                                                              ------       ------         -----        ------
     Total Dividends.........................................  (0.58)       (0.57)        (0.56)        (0.48)
                                                              ------       ------         -----        ------

Net increase (decrease) in net asset value...................  (0.38)        1.40         (1.14)         0.11
                                                              ------       ------         -----        ------
Net Asset Value, End of Period............................... $ 9.99       $10.37         $8.97        $10.11
                                                              ======       ======         =====        ======



Total Return................................................    1.57%         22.55%       (5.85)%        6.04%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)........................... $11,814        $11,067      $ 8,012       $ 9,802
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....    5.78%          5.86%        5.90%         5.30%*
   Operating expenses including reimbursement/waiver........    0.72%          0.80%        0.57%         0.22%*
   Operating expenses excluding reimbursement/waiver........    1.38%          1.57%        1.63%         2.92%*
Portfolio Turnover Rate.....................................     132%            21%          32%            7%**

-------------------------------
*   Annualized

**  Not Annualized

(1) The Fund commenced operations on January 21, 1993.

(A) Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator were as follows:

                           Years Ended December 31,
                     -------------------------------------
                     1996       1995       1994      1993(1)
                     -----     -----      -----      -----
                     $0.51     $0.50      $0.46      $0.23


                        See Notes to Financial Statements

THE GALAXY
 VIP FUND

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

  The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. Currently, shares of the Trust are offered only to separate accounts in connection with variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life assurance companies. The accompanying financial statements and financial highlights are those of the Money Market, Equity, Asset Allocation and High Quality Bond Funds (individually a "Fund,"collectively, the "Funds"), the four managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements

  PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market and High Quality Bond Funds, and declared and paid quarterly with respect to the Equity and Asset Allocation Funds. Net realized capital gains, if any, are distributed at least annually

  Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles

  FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded

  EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds

  ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

THE GALAXY
 VIP FUND


  3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

     The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity and Asset Allocation Funds and 0.55% for the High Quality Bond Fund (see Note 4)

     The Trust and First Data Investor Services Group, Inc. ("FDISG") (formerly known as The Shareholder Services Group, Inc. doing business as 440 Financial), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, FDISG also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates the Trust's custodian bank, Chase Manhattan Bank, N.A., for its services.

     Prior to March 31, 1995, the administration and fund accounting services described above were provided by 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance of America ("State Mutual"), for the same annual fees. On that date, FDISG acquired substantially all the assets of 440 Financial Group of Worcester, Inc.

     440 Financial Distributors, Inc. ("the Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares. Prior to March 31, 1995, the Distributor was a wholly-owned subsidiary of 440
Financial Group of Worcester, Inc. and an indirect wholly-owned subsidiary of State Mutual.

     Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. For the period January 1, 1996 through October 31, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and The Galaxy Fund ("Galaxy") an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and Galaxy and the President and Treasurer of the Trust and Galaxy were entitled to additional annual fees for their services in these capacities. Effective November 1, 1996, each Trustee is entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees, and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets. In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.


     Expenses for the year ended December 31, 1996 include legal fees paid to Drinker Biddle & Reath. A partner of that firm is Secretary to the Trust.


     At December 31, 1996 with the exception of the initial shares, the separate accounts owned all of the outstanding shares of the Funds as investment accounts for the variable annuity contracts issued by American Skandia Life Assurance Corporation.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

     The Investment Adviser and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds, or may be required to do so pursuant to applicable statutory expense limitations. The Investment Adviser and Administrator may, at their discretion, revise or discontinue the voluntary limitations at any time.


     For the year ended December 31, 1996, the Investment Adviser and Administrator voluntarily waived advisory, administration, fund accounting and custody fees as follows:

                             FEES WAIVED BY             FEES WAIVED BY
FUND                       INVESTMENT ADVISER           ADMINISTRATOR
--------------------------------------------------------------------------
Money Market                     $44,381                   $30,008
High Quality Bond                 44,743                    30,008


     The Investment Adviser may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 1996, the

THE GALAXY
 VIP FUND


Investment Adviser agreed to reimburse the Money Market Fund in the amount of $468.

5. SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into four classes of shares including: Class A - Money Market Fund; Class B - Equity Fund; Class C - Asset Allocation Fund; and Class D - High Quality Bond Fund. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996 were as follows:

                        PURCHASES                          SALES
                -------------------------------------------------------------
      FUND         OTHER        GOVERNMENT         OTHER           GOVERNMENT
-----------------------------------------------------------------------------
  Equity        $6,026,653     $       --       $2,435,567        $       --
  Asset
    Allocation   6,983,823      3,520,614        4,859,066         3,145,416
  High Quality
    Bond         7,781,036      8,647,518        5,271,136         8,395,305


     The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a Federal income tax basis, at December 31, 1996 for each Fund is as follows:

  FUND               APPRECIATION     (DEPRECIATION)         NET               COST
  -------------------------------------------------------------------------------------
Money
  Market            $        --        $      --         $        --        $16,300,564
Equity               13,344,918         (146,767)         13,198,151         33,016,361
Asset
  Allocation          3,793,366         (126,885)           3,666,48         20,314,194
High Quality
  Bond                  138,030          (57,052)             80,978         11,570,251



7. CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, the Funds had capital loss carryforwards as follows:

  FUND                      AMOUNT                  EXPIRATION
--------------------------------------------------------------
  Money Market         $        79                     2002
                                29                     2003

  Equity                    64,947                     2001
                           124,453                     2002
                            17,469                     2003
                            99,373                     2004

  High Quality Bond        155,797                     2002
                            26,958                     2003
                           159,052                     2004


8. POST OCTOBER LOSSES

     Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended December 31, 1996, the High Quality Bond Fund elected to defer losses occurring between November 1, 1996 and December 31, 1996 in the amount of $9,433.

9. FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     Distributions from long-term capital gains for the year ended December 31, 1996 were $933,720 for the Asset Allocation Fund.

THE GALAXY
 VIP FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE GALAXY VIP FUND:

   We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Equity Fund, Asset Allocation Fund and High Quality Bond Fund (four series of The Galaxy VIP Fund), including the portfolios of investments, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of The Galaxy VIP Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of The Galaxy VIP Fund as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1997

THE                                                           BULK RATE
GALAXY                                                        U.S. POSTAGE PAID
VIP FUND                                                      New York, NY
                                                              PERMIT NO. 8048
4400 Computer Drive
Box 5108
Westborough, MA 01581-5108